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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☑ Definitive Proxy Statement
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FNBH Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FNBH BANCORP, INC.
101 East Grand River
Howell, Michigan 48843

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
VOTING AT THE MEETING
ELECTION OF DIRECTORS
INFORMATION ABOUT DIRECTORS AND DIRECTOR NOMINEES
CORPORATE GOVERNANCE AND BOARD MATTERS
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS
REPORT OF THE AUDIT COMMITTEE
AUDIT MATTERS AND OUR RELATIONSHIP WITH OUR INDEPENDENT AUDITORS
COMPENSATION OF EXECUTIVE OFFICERS
SUMMARY COMPENSATION TABLE
CERTAIN TRANSACTIONS WITH MANAGEMENT
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OWNERSHIP OF COMMON STOCK
SHAREHOLDER RETURN PERFORMANCE GRAPH
SHAREHOLDER PROPOSALS
OTHER BUSINESS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held April 12, 2006
NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of FNBH Bancorp, Inc. (the “Corporation”), a Michigan corporation, will be held on April 12, 2006, at 7 p.m. at the main office of First National Bank in Howell, 101 East Grand River, Howell, Michigan, for the following purposes:
1.	To elect three (3) directors to hold office for three year terms.

2.	To ratify the selection of BDO Seidman, LLP as the independent auditors for 2006.

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.
The Board of Directors has fixed March 1, 2006, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof.

By order of the Board of Directors
NANCY MORGAN, Secretary
Your vote is important. Even if you plan to attend the meeting, please date and sign the enclosed proxy form, indicate your choice with respect to the matters to be voted upon, and return it promptly in the enclosed envelope. Note that if the stock is held in more than one name, that all parties must sign the proxy form.
Dated: March 6, 2006

FNBH BANCORP, INC.
101 E. Grand River
Howell, Michigan 48843
PROXY STATEMENT
This Proxy Statement and the enclosed proxy are furnished in connection with the solicitation of proxies by the Board of Directors of FNBH Bancorp, Inc. (the “Corporation”), a Michigan corporation, to be voted at the Annual Meeting of Shareholders of the Corporation to be held on Wednesday, April 12, 2006, at 7 p.m., at the main office of First National Bank in Howell (the “Bank”), 101 East Grand River, Howell, Michigan, or at any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and in this Proxy Statement.
VOTING AT THE MEETING
This Proxy Statement has been mailed on or about March 10, 2006, to all holders of record of common stock of the Corporation as of the record date. Our Board of Directors has fixed the close of business on March 1, 2006, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders and any adjournment thereof. The Corporation has only one class of common stock, of which there are presently 3,180,374 shares outstanding. Each outstanding share will entitle the holder thereof to one vote on each separate matter presented for vote at the meeting. Votes cast at the meeting and submitted by proxy are counted by the inspectors of the meeting who are appointed by the Board.
If a Proxy in the enclosed form is properly executed and returned to the Corporation, the shares represented by the Proxy will be voted at the Annual Meeting and any adjournment thereof. If a shareholder specifies a choice, the Proxy will be voted as specified. If no choice is specified, the shares represented by the Proxy will be voted for the election of all of the nominees named in the Proxy Statement for the ratification of the appointment of our independent auditors and in accordance with the judgment of the persons named as proxies with respect to any other matter which may come before the meeting. A proxy may be revoked before exercise by notifying the Chairman of the Board in writing or in open meeting, by submitting a proxy of a later date or attending the meeting and voting in person. All shareholders are encouraged to date and sign the enclosed proxy form, indicate your choice with respect to the matters to be voted upon, and return it to the Corporation.
ELECTION OF DIRECTORS
Our Articles of Incorporation provide for the division of the Board of Directors into three (3) classes of nearly equal size with staggered three year terms of office. Three (3) persons have been nominated for election to the Board, to serve three (3) year terms expiring at the 2009 Annual Meeting of Shareholders. The Board has nominated Gary R. Boss, Herbert W. Bursch, and Richard F. Hopper to serve as directors for three (3) year terms. Each is an incumbent director previously elected by our shareholders.
Unless otherwise directed by a shareholder’s proxy, the persons named as proxy holders in the Corporation’s proxy will vote for the nominees named above. In the event any of such nominees shall become unavailable, which is not anticipated, the Board of Directors in its discretion may designate substitute nominees, in which event the enclosed proxy will be voted for such substitute nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named.
A plurality of the votes cast at the meeting is required to elect the nominees as directors of the Corporation. As such, the three individuals who receive the largest number of votes cast at the meeting will be elected as directors. Shares not voted at the meeting, whether by abstention, broker nonvote, or otherwise, will not be treated as votes cast at the meeting.

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The Board of Directors recommends a vote FOR the election of all the persons nominated by the Board.
INFORMATION ABOUT DIRECTORS AND DIRECTOR NOMINEES
The following information relating to the principal occupation or employment has been furnished to the Corporation by the respective directors and director nominees. Each of those persons have been engaged in the occupations stated below for more than five (5) years, unless noted.

			Director of
			Corporation
Name	Principal Occupation	Age	Since*

Nominees for Election as Directors for Terms Expiring in 2009

Herbert W. Bursch	President and CEO of the Corporation and the Bank, since May 2004.	53	2004

Richard F. Hopper	Retired Partner, KPMG LLP	61	2003

Gary R. Boss	Part owner of Boss Brothers Co., a
	property investment company	63	1995

Directors Whose Terms Expire in 2008

R. Michael Yost	Director, Group Operations and Administration,
	The Auto Club Group	57	1997

Dona Scott Laskey	Attorney	62	1973

Athena Bacalis	Real estate attorney, corporate counsel for
	Artisan Building Company	44	2001

James R. McAuliffe	Retired, former President of
	Citizens Insurance Group	61	1998

Directors Whose Terms Expire in 2007

W. Rickard Scofield	Chairman of May & Scofield LLC, a
	manufacturer of automotive subassemblies	53	1992

Randolph E. Rudisill	Owner & Operator, American Compounding Specialties, LLC, since
	July 2005.	61	1997

Barbara Draper	Retired, former President and CEO of
	FNBH Bancorp, Inc. and First National Bank in Howell	59	1984

*The Corporation was formed and organized in 1988; dates preceding 1988 reference status as a director of the Bank. All persons who are directors of the Corporation are also directors of the Bank.

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CORPORATE GOVERNANCE AND BOARD MATTERS
Corporate Governance Principles
For many years, the Board of Directors has been committed to sound and effective corporate governance practices. To assist in its governance practices, the Board has established a number of standing committees, including an audit committee, compensation committee and a nominating and corporate governance committee. The charters of the audit committee and the nominating and corporate governance committee are available on our website at www.fnbsite.com.
Code of Ethics for Senior Financial Officers
The Board has adopted a Code of Ethics for Senior Financial Officers, which includes the principal executive officer, principal financial officer and controller. This Code is posted on our website and can be obtained free of charge through the Corporation’s Corporate Secretary at 101 East Grand River, Howell, Michigan 48843. Any changes to or waivers of the Code for the Corporation’s CEO or senior financial officers will be disclosed on our website.
Determination of Independence of Board Members
The Corporation’s common stock is not listed on any national securities exchange or NASDAQ. Nevertheless, the Board has determined that each director, other than (i) Herbert Bursch, the Corporation’s CEO, and (ii) Barbara Draper, the Corporation’s former CEO, qualifies as an “Independent Director”, as such term is defined in Market Place Rules 4200(a) (15) of the National Association of Securities Dealers (the “NASD”). The Board has also determined that each member of the three (3) committees of the Board meets the independence requirements applicable to those committees as prescribed by the NASDAQ listing requirements, and, as to the audit committee, under the applicable rules of the Securities and Exchange Commission. Also, there are no family relationships between or among the directors, nominees or executive officers of the Corporation.
Meeting Attendance
Each director is expected to attend all meetings of the Board, applicable committee meetings, and the annual meeting of shareholders. Each director attended the 2005 annual shareholder meeting. During 2005, the Board held five (5) meetings; each director attended at least 75% of the aggregate number of meetings of our Board and Board committees on which they served, except for Barbara Draper and James R. McAuliffe who were in attendance 71% and 70% of the meetings, respectively.
Board Committees
The audit committee, which met on seven (7) occasions in 2005, consists of directors Laskey, Scofield, Hopper, McAuliffe and Rudisill. The Board has determined that Mr. Hopper qualifies as the “Audit Committee Financial Expert”, as that term is defined in the rules established by the Securities and Exchange Commission. The primary purpose of this committee is to assist the Board in overseeing (1) the quality and integrity of the Corporation’s accounting, auditing and reporting practices, (2) the performance of the Corporation’s internal audit function and independent auditor, and (3) the Corporation’s disclosure controls and system of internal controls regarding finance, accounting, legal compliance, and ethics that management and the Board have established. A copy of the committee’s charter is available on the Corporation’s website at www.fnbsite.com.
The compensation committee, which consists of directors Rudisill, Scofield, Boss and Draper, met three (3) times in 2005. This committee reviews and makes recommendations to the Board on executive compensation matters, including any benefits to be paid to the Corporation’s executives and officers.
The nominating and corporate governance committee, which consists of directors Burkel, Boss, Yost, Scofield and Bacalis, met three (3) times in 2005. This committee is responsible for making recommendations on the qualifications and standards to serve on the Board, identifying board candidates and monitoring the Corporation’s corporate governance standards. The Articles of Incorporation contain certain procedural requirements applicable to shareholder nominations of directors. In general, shareholders may nominate a person to serve as a director if they provide written notice to the Corporation not later than thirty days prior to the first anniversary date of the preceding year’s annual meeting. The notice must include (1) name and address of the shareholder who intends to make the nomination and of the person or persons nominated, (2) a representation that the shareholder is a current record holder and will continue to hold those shares through the date of the meeting and intends to appear in person or by proxy at the

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meeting, (3) a description of all arrangements between the shareholder and each nominee, (4) the information regarding each nominee as would be required to be included in a proxy statement filed under Regulations 14A of the Exchange Act had the nominee been nominated by the Board of Directors, and (5) the consent of each nominee to serve as director.
The governance committee does not currently utilize the services of any third party search firm to assist in the identification or evaluation of board member candidates. However, the committee may use the services of such a firm in the future if it deems necessary or appropriate. The governance committee has not established specific, minimum qualifications for director nominees, nor has it adopted a process for identifying and evaluating nominees for directors. The committee has not received any recommended nominations from any shareholders in connection with the 2006 annual shareholder meeting. The nominees that are standing for election as directors at the 2006 annual meeting are incumbent directors nominated by the committee.
Shareholder Communications with the Board
The Board of Directors has implemented a process by which a shareholder may send written communications to the Board’s attention. Any shareholder desiring to communicate with the Board or one or more of the directors may send a letter addressed to the Company’s Corporate Secretary at 101 East Grand River, Howell, Michigan 48843. The Secretary has been directed to promptly forward all communications to the full Board or the specific director indicated in the letter.
Remuneration of Directors
Directors of the Corporation are paid $250 for each Board meeting held and $400 for each Board committee meeting attended; however, no fees are paid to employees of the Bank who serve on the Board. Members of the Board of Directors of the Bank are paid at the rate of $700 per board meeting and $400 for each Bank board committee meeting attended. Additionally, the Chairman of the Board is paid an annual stipend of $3,000, payable monthly, as compensation for his additional duties and responsibilities. The Audit Committee Chair and the Financial Expert are each paid an annual stipend of $1,000, payable yearly for their additional duties and responsibilities. Each nonemployee director of the Corporation is also paid a variable fee equal to the sum of their meeting and committee fees multiplied by the percentage of base compensation payable as a bonus to officers of the Corporation for the immediately preceding year. Nonemployee directors may elect to defer their fees or receive, in lieu of these fees, shares of the Corporation’s common stock, or as to their fixed fees, cash at a later date.
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS
The Audit Committee has selected BDO Seidman, LLP (“BDO”) as independent auditors for the Company for the fiscal year ending December 31, 2006. The services provided to the Company and our subsidiaries by BDO for 2005 are described under the caption “Audit Matters and Our Relationship with Our Independent Auditors.”
We are asking our shareholders to ratify the selection of BDO as our independent auditors. Although ratification is not legally required, the Board is submitting the selection of BDO to our shareholders for ratification as a matter of good corporate governance. Representatives of BDO are expected to be present at the annual meeting to respond to appropriate questions and to make such statements as they may desire.
The affirmative vote of the holders of the majority of the shares represented in person or by proxy and entitled to vote on this matter will be required for approval. All broker nonvotes will not be treated as votes cast on this matter, shares voted as abstentions will be counted as votes cast and therefore will have the effect of a negative vote.
If our shareholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company and our shareholders.
The Board of Directors recommends a vote FOR this proposal to ratify the appointment of BDO as our independent auditors.

IV

REPORT OF THE AUDIT COMMITTEE
The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.
To the Board of Directors of FNBH Bancorp, Inc.
We have reviewed and discussed with management the Corporation’s audited financial statements as of and for the year ended December 31, 2005.
We have discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.
We have received and reviewed the written disclosures from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and have discussed with the auditors the auditors’ independence.
Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2005.

Dona S. Laskey	Richard F. Hopper
Randolph E. Rudisill	W. Rickard Scofield
James R. McAuliffe
AUDIT MATTERS AND OUR RELATIONSHIP WITH
OUR INDEPENDENT AUDITORS
By letter dated December 30, 2003, KPMG LLP (“KPMG”) declined to stand for re-election as the Corporation’s independent registered public accounting firm, following the completion by KPMG of the audit of the Corporation’s financial statements as of and for the year ended December 31, 2003, and the issuance of its report thereon. The Corporation’s Audit Committee was informed of the decision. The Corporation announced the engagement of its new independent registered public accounting firm, BDO Seidman, LLP, effective March 15, 2004.
KPMG’s audit report on the Corporation’s consolidated financial statements for the year ended December 31, 2003, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the year ended December 31, 2003, and through the effective date of the termination of the Corporation’s relationship with KPMG, which occurred on March 15, 2004 (the date of the filing of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2003) (the “Relevant Period”), there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement(s) in connection with its reports on the Corporation’s consolidated financial statement for those years. Also, during the Relevant Period, there were no reportable events as described in Item 304(a)(1) of the Securities and Exchange Commission’s Regulation S-K.
During the Relevant Period, neither the Corporation nor anyone acting on its behalf, consulted with BDO Seidman, LLP regarding (1) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Corporation’s consolidated financial statements, or (2) any matters or reportable events as described in Item 304(a)(2) of the Securities and Exchange Commission’s Regulation S-K.

V

The following sets forth the fees paid to our independent auditors for the last two fiscal years:

	2005	2004

BDO Seidman, LLP
Audit Fees(1)	$201,873	$187,030
Audit Related(2)	1,000	3,040
Tax Fees(3)	15,382	—
Other	—	—

Total	$218,255	$190,070

(1)	Audit fees also include fees for audit services related to compliance with Section 404 of the Sarbanes-Oxley Act regarding our internal control over financial reporting.

(2)	Services related to consulting on financial accounting and reporting standards.

(3)	Consists primarily of tax consulting and tax return preparation.
The audit committee has established a pre-approval policy for audit, audit related and tax services that can be preformed by the Corporation’s independent auditors. Under the Audit Committee’s Pre-Approval Policy, the Audit Committee is required to approve, in advance of the services being rendered, any audit, audit related or tax services to be provided by the Corporation’s then independent auditors. Subject to certain limitations, the authority to grant pre-approvals may be delegated to one or more member(s).
COMPENSATION OF EXECUTIVE OFFICERS
The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.
Committee Report on Executive Compensation
The Corporation has no paid employees. The Corporation’s subsidiary, First National Bank in Howell, employs all officers and staff. Decisions on the compensation of the Bank’s executive officers are made by the Board of Directors after receiving recommendations from the Board’s Compensation Committee. The Corporation’s policies of compensation are designed to reward employees for the achievement of annual and long-term corporate goals, as well as individual accomplishments. The various means of compensation, which apply to other employees as well as executive officers, are intended to encourage management to increase the value of the Corporation as an asset to its shareholders, to reward and challenge individuals, to achieve and reward superior operating results, and to attract and retain superior personnel.
The Corporation’s compensation program is comprised of several elements: salary, incentive bonus, and a defined contribution plan.
The salaries of the Bank’s Chief Executive Officer and other Bank executives are established based on a performance appraisal system. Each executive’s performance, other than that of the Chief Executive Officer, is evaluated by his or her superior. Wage bands for particular positions are established based on third-party executive compensation studies, information obtained from other similar sized banks, and on the Michigan Banker’s Association annual surveys. This information is used by the Board’s Compensation Committee and the Board of Directors in comparing salaries paid by the Bank with salaries paid for comparable positions by other peer banks. The Board of Directors and the Compensation Committee consider other relevant factors such as individual job performance, experience, expertise and tenure. The Board intends to maintain the base salaries of executive officers and senior managers at rates that are competitive with other banks who are similar in size to the Bank in order to retain superior personnel and to be able to hire personnel of a high caliber to continue to achieve and exceed the Bank’s operating and financial objectives.
An incentive bonus is paid after year end to all employees employed by the Bank the entire year, if the Bank’s earnings are at least at the 50th percentile of the Bank’s peer group. Employees receive 75% of any incentive bonus,

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based on performance relative to peers through the first nine month period ending September 30 of each year, with the balance, if any, paid based on the performance for the full year. There are three different levels at which the bonus is paid: one for staff, one for supervisor and exempt non-officer employees, and another for officers. The exact formula for the bonus plan is determined each year by the Board of Directors.
The 401(k) plan covers all employees 21 years of age or older who have completed six months of service as defined in the plan. Contributions are equal to 5% of total employee earnings plus 50% of employee contributions (limited to 10% of their earnings), or the maximum amount permitted by the Internal Revenue Code.
Chief Executive Officer Compensation
The Compensation Committee reviews Mr. Bursch’s performance and base salary as president and chief executive officer annually and recommends adjustments in his salary to the Board of Directors. In making recommendations to the Board of Directors as to his salary, the Compensation Committee considers the prevailing salaries for presidents and chief executive officers of similar sized banks. The decision regarding Mr. Bursch’s 2005 salary was based on the prevailing salary range of $153,300 to $255,600, on the Corporation’s financial performance for the year and the Corporation’s strong earnings and corporate growth. Mr. Bursch’s base salary for 2005 and 2006 was set at $176,800.
The Committee further considered Mr. Bursch’s leadership in the Corporation and his effectiveness in implementing the directions and policies of the Board of Directors. The incentive bonus paid to Mr. Bursch was at the same rate established by the Board of Directors for all Bank officers. Based upon the relative performance of the Bank through September 30, 2005, Mr. Bursch was paid a bonus of $45,314, which represents 75% of the potential bonus payable for 2005 performance.

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SUMMARY COMPENSATION TABLE
The following table sets forth the compensation paid by the Bank during the last three years to its Chief Executive Officer and its other executive officers whose annual compensation exceeded $100,000, (the “Named Executives”). There are no employees of the Corporation; all personnel are employed by the Bank.

					Long Term
		Annual Compensation			Compensation
					Restricted Stock	All Other
Name and Principal Position	Year	Salary(1)	Bonus		Awards(3)	Compensation(4)

Herbert W. Bursch, President	2005	$176,800	$45,314	(2)	$33,986	$19,661
and Chief Executive Officer	2004	156,250	66,011		19,723	17,507
	2003	104,000	37,963		14,987	11,579

Janice Trouba, Senior Vice	2005	$118,158	$30,884	(2)	$16,042	$13,218
President and Chief Financial	2004	107,600	51,548		15,434	12,045
Officer	2003	103,000	37,598		—	2,456

Nancy Morgan, Senior Vice	2005	$104,000	$26,655	(2)	$14,984	$11,697
President, Human Resources	2004	92,500	38,830		12,657	10,362
	2003	88,100	32,159		10,238	9,806

(1)	Includes amounts deferred pursuant to Section 401(k) of the Internal Revenue Code.

(2)	For bonus payments in 2005, the amounts reflect 75% of the bonus that may be earned for that year, based on the Corporation’s performance through September 30 of that year. The balance of any bonus, which is not calculable at this time, will be reported in subsequent proxy statements and/or reports for the year in which it is earned.

(3)	Amounts represent the aggregate value of restricted shares of Common Stock (based upon the value of the stock on the date of grant) issued to the Named Executives for the designated year under the Corporation’s Long-Term Incentive Plan. The 2005 award of restricted shares was based on a per share value of $30.21 as of April 21, 2005. The shares are subject to restrictions on transfer and risks of forfeiture which lapse over a period of 5 years at the annual rate of 20% of the granted shares, subject to earlier termination of those restrictions and risks upon death, disability or a change in control of the Corporation. The Named Executives have no right to the unvested percentage of the restricted shares, except voting rights and the right to all dividends and all other distributions paid to holders of the common stock. As of December 31, 2005, the Named Executives held shares of restricted stock in the following aggregated amounts and values (based on the per share value of the Corporation’s common stock on December 31, 2005, of $25.25): Mr. Bursch – 2,973 shares ($75,068); and Ms. Morgan – 2,488 shares ($62,822); and Ms. Trouba – 825 shares ($20,831).

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(4)	The amounts disclosed in the following table include (a) amounts contributed by the Bank to the Bank’s 401(k) Plan, pursuant to which substantially all salaried employees of the Bank participate; (b) the dollar value of premiums paid by the Bank for term life insurance; (c) disability insurance paid by the Bank on behalf of the Named Executives; and (d) dollar value of premiums paid by Bank for long term care insurance:

			2005	2004	2003
Herbert W. Bursch	(a	)	$17,680	$15,625	$10,400
	(b	)	733	777	524
	(c	)	1,156	1,105	655
	(d	)	92	—	—

Janice Trouba	(a	)	$11,816	$10,760	$1,288
	(b	)	580	539	519
	(c	)	764	746	649
	(d	)	58	—	—

Nancy Morgan	(a	)	$10,400	$9,250	$8,805
	(b	)	515	466	446
	(c	)	679	646	555
	(d	)	103	—	—
CERTAIN TRANSACTIONS WITH MANAGEMENT
Certain directors and officers of the Corporation have had and are expected to have in the future, transactions with the Bank, or have been directors or officers of corporations, or members of partnerships, which have had and are expected to have in the future, transactions with the Bank. All such transactions with officers and directors, either directly or indirectly, have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other customers, and these transactions do not involve more than the normal risk of collectability or present other unfavorable features. All such future transactions, including transactions with principal shareholders and other Corporation affiliates, will be made in the ordinary course of business, on terms no less favorable to the Corporation than with other customers, and for loans in excess of $1,500,000, will be subject to approval by a majority of the Corporation’s independent, outside disinterested directors.
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Pursuant to Section 16 of the Securities Exchange Act of 1934, the Corporation’s directors and executive officers, as well as any person holding more than 10% of its common stock, are required to report initial statements of ownership of the Corporation’s securities and changes in such ownership to the Securities and Exchange Commission. To our knowledge, and based solely upon its review of all required reports furnished to us, all the required reports were filed timely by such persons during 2005 other than the following directors who filed the September 30, 2005 report, one day late, for deferred and/or current stock awards; Boss, Burkel, Draper, Hopper, Laskey, McAuliffe, and Rudisill. Ms. Draper also reported late one other report involving one transaction.

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OWNERSHIP OF COMMON STOCK
The following table sets forth certain information as of March 1, 2006, as to the Common Stock of the Corporation owned beneficially by each director, each Named Executive in the Summary Compensation Table above, and by all directors and executive officers of the Corporation as a group. No shareholders are known to the Corporation to have been the beneficial owner of more than five percent (5%) of the Corporation’s outstanding common stock as of
March 1, 2006.

	Number of Shares(1)		Percent of Class
Athena Bacalis	1,200		*
Gary R. Boss	3,000	(2)	*
Donald K. Burkel	14,503	(2)	*
Herbert W. Bursch	5,629		*
Richard F. Hopper	2,000	(2)	*
Dona Scott Laskey	46,375	(2)	1.45%
Barbara Draper	22,550	(2) (3)	*
James R. McAuliffe	218	(2)	*
Nancy Morgan	3,561		*
Randolph E. Rudisill	3,964	(2) (4)	*
Janice Trouba	825		*
W. Rickard Scofield	6,348		*
R. Michael Yost	2,792	(5)	*
All Executive Officers and Directors as a Group (14 persons)	112,965		3.55%

*Represents less than one percent

(1)	This information is based upon the Corporation’s records as of March 1, 2006, and information supplied by the persons listed above. The number of shares stated in this column include shares owned of record by the shareholder and shares which, under federal securities regulations, are deemed to be beneficially owned by the shareholder. Unless otherwise indicated below, the persons named in the table have sole voting and sole investment power or share voting and investment power with their respective spouses, with respect to all shares beneficially owned.

(2)	The following directors are credited additional shares under the company’s Director’s deferred compensation plan. Those shares which are excluded from the amount shown above, are as follows: Gary Boss 3,839 shares; Donald K. Burkel 3,315 shares; Barbara Draper 146 shares; Richard F. Hopper 1,808 shares; Dona Scott Laskey 2,413 shares, James R. McAuliffe 6,359 shares and Randolph E. Rudisill 6,136 shares.

(3)	Includes 3,170 shares held for the benefit of Ms. Draper’s minor children.

(4)	Includes 400 shares held as custodian for Mr. Rudisill’s minor child and grandchild.

(5)	Includes 54 shares held jointly with minor child.

X

SHAREHOLDER RETURN PERFORMANCE GRAPH
Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Corporation’s common stock with that of the cumulative total return on the NASDAQ Stock Market Index and the NASDAQ Bank Stocks Index for the five year period ended December 31, 2005. The following information is based on an investment of $100, on January 1, 2001, in the Corporation’s common stock, the NASDAQ Bank Stocks Index and the NASDAQ Stock Market Index, with dividends reinvested. There has been only limited trading in the Corporation’s common stock, and the Corporation’s stock does not trade on any stock exchange or the NASDAQ market. Accordingly, the returns reflected in the following graph and table are based on sale prices of the Corporation’s stock of which management is aware. There may have been sales at higher or lower prices of which management is not aware.

	January 1	December 31
	2001	2001	2002	2003	2004	2005

FNBH Bancorp, Inc.	100	103.11	115.88	139.75	168.28	137.41

NASDAQ Stock Market Index	100	79.32	54.84	81.99	89.22	91.12

NASDAQ Bank Stocks Index	100	108.27	110.84	142.58	163.17	159.40

XI

SHAREHOLDER PROPOSALS
Shareholders who intend to submit a proposal for inclusion in the Company’s proxy materials for the Annual Meeting of Shareholders in 2007 may do so by following the procedures described in SEC Rule 14a-8. To be eligible for inclusion, shareholder proposals must be received by the Company’s Secretary no later than November 6, 2006. Proposals of shareholders should be addressed to the attention of Secretary, 101 East Grand River, Howell, Michigan, 48843. In addition, under the Company’s Bylaws, no business may be brought before an annual meeting unless it is specified in a notice of the meeting or is otherwise brought before the meeting by or at the direction of the Board or by a shareholder who has delivered written notice to the Company’s Secretary (containing certain information specified in the Bylaws about the shareholder and the proposed action), not less than 30 days prior to the date of the originally scheduled meeting. This requirement is separate from and in addition to the Securities and Exchange Commission’s requirements that a shareholder must meet in order to have a shareholder proposal included in the Company’s proxy materials. If the Company receives notice of a shareholder proposal after January 20, 2007, the persons named as proxies for the 2007 Annual Meeting of Shareholders will have discretionary voting authority to vote on that proposal at the meeting.
OTHER BUSINESS
The Board of Directors is not aware of any matter to be presented for action at the meeting, other than the matters set forth herein. If any other business should come before the meeting, the Proxy will be voted in respect thereof in accordance with the best judgment of the persons authorized therein, and discretionary authority to do so is included in the proxy. The cost of soliciting proxies will be borne by the Corporation. In addition to solicitation by mail, officers and other employees of the Corporation and its subsidiaries may solicit proxies by telephone or in person, without compensation other than their regular compensation.
The Summary Annual Report of the Corporation for 2005 and the Form 10-K is included with this Proxy Statement. Copies of the reports will also be available for all shareholders attending the Annual Meeting.
Shareholders are urged to sign and return the enclosed proxy in the enclosed envelope. A prompt response will be helpful and appreciated.
BY ORDER OF THE BOARD OF DIRECTORS
Nancy Morgan
Secretary
March 6, 2006

XII

ANNUAL MEETING OF SHAREHOLDERS OF
FNBH BANCORP INC
April 12, 2006
7:00 p.m.
101 East Grand River
3rd Floor Community Room
Howell, MI 48843
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
â Please detach along perforated line and mail in the envelope provided. â

1.	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE LISTED NOMINEES IN PROPOSAL 1 AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
1.	ELECTION of three (3) Directors for a three (3) year term expiring in 2009.

NOMINEES:
☐	FOR ALL NOMINEES	¡	GARY R. BOSS
		¡	HERBERT W. BURSCH
		¡	RICHARD F. HOPPER
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST	ABSTAIN
2.	To ratify the appointment of BDO Seidman, LLP as the independent registered public accounting firm for the Company for the year 2006.	☐	☐	☐
Authorized Signatures — Sign Below — This section must be completed for your instructions to be executed.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

FNBH BANCORP INC
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned hereby appoint(s) Harry E. Griffith, Athena Bacalis and Helen V.W. McGarry, and each of them, as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of common stock of FNBH Bancorp, Inc. held of record by the undersigned on March 1, 2006, at the annual meeting of the shareholders to be held on April 12, 2006, or any adjournment thereof.
(Continued and to be signed on the reverse side)